UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 1, 2023

CYCLO THERAPEUTICS, INC.
(Exact name of registrant as specified in charter)

Nevada	000-25466	59-3029743
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

6714 NW 16th Street, Suite B, Gainesville, Florida 32653
(Address of Principal Executive Offices) (zip code)

386-418-8060
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	CYTH	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	CYTHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

                                                                                          Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sale of Equity Securities.

On August 1, 2023, Cyclo Therapeutics, Inc. (the “Company”), completed the private placement of its securities (the “Rafael Financing”) to Rafael Holdings, Inc., a Delaware corporation (NYSE: RFL), pursuant to a Securities Purchase Agreement between the Company and Rafael Holdings dated June 1, 2023 (the “Purchase Agreement”). Pursuant to the Purchase Agreement, Rafael Holdings purchased 4,000,000 shares of common stock (the “Shares”), and a seven-year warrant to purchase an additional 4,000,000 shares of common at a price of $1.25 per share (the “Warrant”), for an aggregate purchase price of $5,000,000. The issuance of the Shares and Warrant to Rafael Holdings was approved by the Company’s shareholders in accordance with Listing Rules 5635(b) and 5635(d) of The Nasdaq Stock Market, Inc. (“Nasdaq”).

The securities were issued in the Rafael Financing in a private placement exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant Section 4(a)(2) thereof and Rule 506 of Regulation D promulgated thereunder.

Item 8.01 Other Events.

As previously reported, on May 15, 2023, the Company received a letter from Nasdaq stating that the Company was not in compliance with Nasdaq Listing Rule 5550(b)(1) (the “Rule”) because the stockholders’ equity of the Company of $(438,876) as of March 31, 2023, as reported in the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 12, 2023, was below the minimum requirement of $2,500,000.

Pursuant to Nasdaq’s Listing Rules, the Company submitted to Nasdaq a plan to regain compliance with the Rule (a “Compliance Plan”). On August 1, 2023, Nasdaq notified the Company that based on its review of the Compliance Plan, the Company has been granted an extension to regain compliance with the Rule subject to the filing of this Current Report on Form 8-K that includes the disclosures herein.

As of the date of this Current Report on Form 8-K, as a result of the completion of the Rafael Financing, the Company believes it has regained compliance with the Rule. However, Nasdaq has informed the Company that it will continue to monitor the Company’s ongoing compliance with the stockholders’ equity requirement and, if at the time of its next periodic report the Company does not evidence compliance, it may be subject to delisting. Nasdaq has further advised the Company that if it fails to evidence compliance with the Rule upon the filing of its Quarterly Report on Form 10-Q for the period ended September 30, 2023, the Company may be subject to delisting.

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit 4.1           Warrant issued to Rafael Holdings, Inc., dated August 1, 2023

Exhibit 104          Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyclo Therapeutics, Inc.

Date: August 3, 2023

By: /s/ N. Scott Fine
N. Scott Fine
Chief Executive Officer